UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 3, 2014

Zayo Group Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36690	26-1398293
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1805 29th Street, Suite 2050, Boulder, CO 80301

(Address of Principal Executive Offices)

(303) 381-4683

(Registrant’s Telephone Number, Including Area Code)

Zayo Group, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-169979	26-201259
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1805 29th Street, Suite 2050, Boulder, CO 80301

(Address of Principal Executive Offices)

(303) 381-4683

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

On December 3, 2014, Zayo Group, LLC ("Zayo"), the primary operating subsidiary of Zayo Group Holdings, Inc. (“the Company”), entered into a Stock Purchase Agreement (the "Agreement") with the shareholders of IdeaTek Systems, Inc. ("IdeaTek"), a Kansas corporation.  Upon the closing of the transaction contemplated by the Agreement, Zayo will acquire the carrier and enterprise segment of IdeaTek. IdeaTek will retain its residential and small commercial divisions, and will continue to operate under the name IdeaTek Telecom, LLC. The purchase price will be paid with cash on hand, and the transaction is expected to close early in 2015. The Agreement is subject to customary closing conditions and approvals.

The acquisition of IdeaTek will add 1,800 route miles to Zayo’s network in Kansas, and will include a dense metro footprint in Wichita, Kansas. The network spans across Kansas and connects to approximately 600 cellular towers and over 100 additional buildings. The IdeaTek network will complement Zayo’s existing network, which spans more than 81,000 route miles across the U.S. and Europe and connects to more than 15,000 buildings.

Zayo issued a press release on December 4, 2014 announcing the Agreement.

A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 7.01.

Item 9.01.	Financial Statements and Exhibits
(a)	Exhibits. The following exhibit is furnished with this Form 8-K:

Exhibit No.	Description

99.1	Press Release dated December 4, 2014

The information contained under Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the SEC under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Portions of this report may constitute “forward-looking statements” as defined by federal law. Although the registrants believe any such statements are based on reasonable assumptions, there is no assurance that actual outcomes will not be materially different. Additional information about issues that could lead to material changes in the Company's and Zayo’s performance is contained in their respective filings with the Securities and Exchange Commission. The registrants undertake no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances after the date hereof.

Investors should take into consideration, with respect to the Company and Zayo, those risks and uncertainties discussed in the Company's final prospectus filed with the SEC on October 17, 2014, Zayo’s Annual Report on Form 10-K for the year ended June 30, 2014, and each registrants’ Quarterly Report on Form 10-Q for the quarter ended September 30, 2014, including but not limited to those under the heading "Risk Factors" to the extent each heading is included therein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zayo Group Holdings, Inc.

By:	/s/ Ken desGarennes
Name:	Ken desGarennes
Title:	Chief Financial Officer

DATED: December 5, 2014

Zayo Group, LLC

By:	/s/ Ken desGarennes
Name:	Ken desGarennes
Title:	Chief Financial Officer

DATED: December 5, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated December 4, 2014